Exhibit 3.1  Articles of Incorporation


                                                     FILED # C23301-02
                                                             ---------

                                                        SEP 18 2002

                                                      IN THE OFFICE OF
                                                      /s/ Dean Heller
                                               DEAN HELLER SECRETARY OF STATE

-----------------------------------------------------------------------------

              DEAN HELLER
              Secretary of State
/State Seal/  101 North Carson Street, Suite 3
              Carson City, Nevada 89701-4299
              (775) 684 5708

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------

         Important: Read attached instructions before completing form.


1. Name of Corporation:          NEIGHBORHOOD CONNECTIONS, INC.
   --------------------

2. Resident Agent Name and       MAIL BOXES ETC. 135
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       3540 W. SAHARA AVE #RA43    LAS VEGAS
   -------------------------     --------------------------------------------
                                 Street Address              City

                                 NEVADA   89102-5816
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares
   (number of shares             with par value:    0    Par value:
   corporation                                   -------           ----------
   authorized to issue)
   --------------------          Number of shares
                                 without par value:  75,000
                                                    --------

4. Names, Addresses,             The First Board of Directors/Trustees shall
   Number of Board of            consist of 1 members which consist as
   Directors/Trustees:           follows:
   -------------------
                                 1.  RUTH SELMON
                                    -----------------------------------------
                                    Name

                                     14601 BELLAIRE BLVD #338
                                    -----------------------------------------
                                    Street Address

                                     HOUSTON             TX         77083
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose:                      The purpose of this Corporation shall be:
   (see instructions)             ANY AND ALL LEGAL BUSINESS ACTIVITY
   ------------------

6. Other Matters:                Number of additional pages attached:  0
   (see instructions)                                                 ---
   ------------------

7. Names, Addresses               RUTH SELMON            /s/ Ruth Selmon
   and Signatures of             --------------------    --------------------
   Incorporators:                Name                  Signature
   (attach additional page
   if there is more than 2        14601 BELLAIRE BLVD #338
   incorporators)                --------------------------------------------
   -----------------------       Address

                                  HOUSTON               TX         77083
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code


                                 --------------------    --------------------
                                 Name                    Signature


                                 --------------------------------------------
                                 Address


                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

8. Certificate of                I, MAIL BOXES ETC. 135, hereby accept
   Acceptance of                    -------------------
   Appointment of                appointment as Resident Agent for the above
   Resident Agent:               named corporation.
   ---------------
                                 /s/ Barbara Ferrante      September 18, 2002
                                 ----------------------    ------------------
                                 Signature of Resident     Date
                                 Agent

                                 BARBARA FERRANTE signing on behalf of
                                 MAIL BOXES ETC. 135

This form must be accompanied by the appropriate fees. See attached schedule.